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                                                                    EXHIBIT 23.6

                          CONSENT OF RUSSELL G. BARBOUR


The undersigned, Russell G. Barbour, hereby consents to being named as a director nominee and chief executive officer nominee in the Registration Statement on Form SB-2 of Muse Technologies, Inc. (Registration No. 333-46152) dated November 14, 2000.



November 14, 2000                     /s/ Russell G. Barbour
                                      ----------------------------------------
                                      Russell G. Barbour